UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 1, 2011

Ally Financial Inc.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-3754	38-0572512
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Renaissance Center

P.O. Box 200

Detroit, Michigan

48265-2000

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (866) 710-4623

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 30, 2009, Ally Financial Inc. (“Ally”) entered into a Securities Purchase and Exchange Agreement (the “Purchase Agreement”) with the United States Department of the Treasury (“Treasury”) and GMAC Capital Trust I, a Delaware statutory trust established by Ally (the “Trust”), pursuant to which, among other things, (1) the Trust sold to Treasury 2,540,000 trust preferred securities (the “Trust Preferred Securities”) issued by the Trust with an aggregate liquidation preference of $2,540,000,000 and (2) Ally issued and sold to Treasury a ten-year warrant to purchase up to 127,000 additional Trust Preferred Securities with an aggregate liquidation preference of $127,000,000, which was immediately exercised in full by Treasury. The terms of the Trust Preferred Securities were established pursuant to the Declaration of Trust dated as of December 22, 2009, as amended and restated on December 30, 2009 (the “First Amended and Restated Declaration”), between Ally, the trustees (as defined therein) and the holders, from time to time, of the Trust Preferred Securities and the common securities (“Trust Common Securities”) issued by the Trust.

The Trust used the proceeds received in connection with the sale of the Trust Preferred Securities and the Trust Common Securities on December 30, 2009 to purchase an aggregate principal amount of $2,747,010,000 (equal to the sum of the liquidation preference of all the Trust Preferred Securities and the Trust Common Securities sold on that day) of the 8.0% junior subordinated deferrable interest debentures due 2040 (the “Debentures”). The Debentures were issued by Ally pursuant to an indenture (the “Indenture”) dated as of December 30, 2009 between Ally and The Bank of New York Mellon, as trustee (the “Indenture Trustee”). The Trust Preferred Securities and the Trust Common Securities represent undivided beneficial interests in the Debentures. Ally has, pursuant to the Trust Preferred Securities Guarantee Agreement (the “Original Guarantee”) dated as of December 30, 2009 between Ally and The Bank of New York Mellon, as Guarantee Trustee (the “Guarantee Trustee”), fully and unconditionally guaranteed, on a subordinated basis, for the benefit of the holders of the Trust Preferred Securities, the payment of certain amounts due on such Trust Preferred Securities to the extent not paid by or on behalf of the Trust.

Amendment of the Trust

On March 1, 2011, Ally and the trustees of the Trust, with the consent of Treasury as 100% holder of the Trust Preferred Securities, executed the Second Amended and Restated Declaration of Trust (the “Second Amended and Restated Declaration”) amending and restating the First Amended and Restated Declaration. The Second Amended and Restated Declaration provides for the continuation of the Trust as a statutory trust organized in series. Pursuant to the Second Amended and Restated Declaration, the Trust designated two series: series 1 of the Trust (“Series 1”) and series 2 of the Trust (“Series 2”). All of the outstanding Trust Preferred Securities held by Treasury and the Trust Common Securities held by Ally were designated 8.125% Fixed Rate/Floating Rate Trust Preferred Securities, Series 2 (the “Series 2 Trust Preferred Securities”) and 8.125% Fixed Rate/Floating Rate Common Securities, Series 2 (the “Series 2 Common Securities”), respectively.

On March 1, 2011, Ally and the Indenture Trustee executed an Amended and Restated Indenture (the “Amended and Restated Indenture”) amending and restating the Indenture. The Amended and Restated Indenture provides for the ability of Ally to issue securities in series that may vary as to amount, date of maturity, rate of interest and in other respects as provided therein. Concurrently with the designation of the Trust Preferred Securities and the Trust Common Securities as Series 2 Trust Preferred Securities and Series 2 Common Securities, respectively, Ally designated the Debentures as 8.125% Fixed Rate/Floating Rate Junior Subordinated Deferrable Interest Debentures due 2040 (the “Series 2 Debentures”) to be held with respect to Series 2. The Series 2 Trust Preferred Securities and the Series 2 Common Securities represent undivided beneficial interests in the Series 2 Debentures and payments received from such Series 2 Debentures.

Also on March 1, 2011, Ally executed the Series 2 Trust Preferred Securities Guarantee Agreement (the “Series 2 Guarantee”), which amended and restated the Original Guarantee. The Series 2 Guarantee provides a full and unconditional guarantee, on a subordinated basis, for the benefit of the holders of Series 2 Trust Preferred Securities, of the payment of certain amounts due on the Series 2 Trust Preferred Securities to the extent not paid by or on behalf of Series 2.

Subject to the receipt of any required regulatory approvals, Ally may dissolve Series 2 and cause the Series 2 Debentures to be distributed to the holders of the Series 2 Trust Preferred Securities and Series 2 Trust Common Securities.

The Second Amended and Restated Declaration bars the trustee of Series 2 from varying the investment of such series.

Series 2 Trust Preferred Securities

Each Series 2 Trust Preferred Security has a liquidation amount of $25 (the “Series 2 Trust Preferred Liquidation Amount”). Distributions on the Series 2 Trust Preferred Securities will be cumulative and will be payable on each Series 2 Trust Preferred Security until redemption at the applicable coupon rate. From and including March 7, 2011 to but excluding February 15, 2016, distributions will be payable at an annual rate of 8.125% payable quarterly in arrears, beginning August 15, 2011. From and including February 15, 2016 to but excluding February 15, 2040, distributions will be payable at an annual rate equal to three-month LIBOR plus 5.785 payable quarterly in arrears, beginning May 15, 2016. All distributions prior to March 7, 2011 were paid to Treasury. Ally has the right to defer payments of interest on the Series 2 Debentures for a period not exceeding 20 consecutive quarters. During any such period Series 2 will defer distributions on the Series 2 Trust Preferred Securities, but such distributions will continue to accrue and compound through any such deferral period. The Series 2 Trust Preferred Securities have no stated maturity date, but must be redeemed upon the redemption or maturity of the Series 2 Debentures (which mature on February 15, 2040).

In the event of any partial redemption of the Series 2 Debentures, Series 2 will redeem Series 2 Trust Preferred Securities with a liquidation amount equal to the principal balance of the redeemed Series 2 Debentures.

The Series 2 Trust Preferred Securities are generally nonvoting, other than with respect to certain matters, including, generally, any amendment of the Second Amended and Restated Declaration that is adverse to the holders of the Series 2 Trust Preferred Securities and with respect to certain actions to be taken upon the occurrence of certain defaults on the Series 2 Debentures. During any period in which any Series 2 Trust Preferred Securities remain outstanding, but in which distributions on the Series 2 Trust Preferred Securities have not been fully paid, none of Ally or its subsidiaries will (i) declare or pay dividends on, make any distributions with respect to, or redeem, purchase, acquire or otherwise make a liquidation payment with respect to, any of Ally’s capital stock or make any guarantee payment with respect thereto; or (ii) make any payments of principal, interest, or premium on, or repay, repurchase or redeem, any debt securities or guarantees that rank on a parity with or junior in interest to the Series 2 Debentures, with certain specified exceptions in each case.

Series 2 Debentures

Prior to February 15, 2016, interest will accrue on the Series 2 Debentures at an annual rate of 8.125%, payable quarterly in arrears, beginning August 15, 2011. From and including February 15, 2016 to but excluding February 15, 2040, interest will accrue on the Series 2 Debentures at an annual rate equal to three-month LIBOR plus 5.785%, payable quarterly in arrears, beginning May 15, 2016. Ally may elect to defer interest payments on the Series 2 Debentures for one or more periods, in each case for up to 20 consecutive quarters, provided that no Event of Default (as defined in the Amended and Restated Indenture) with respect to the Series 2 Debentures has occurred and is continuing, and provided further that no such deferral may extend beyond the maturity date of the Series 2 Debentures. During any such interest deferral period, interest will continue to accrue and compound on the Series 2 Debentures as set forth above.

The Series 2 Debentures mature and become due and payable, together with any accrued and unpaid interest thereon, on February 15, 2040. Ally may not redeem the Series 2 Debentures, in whole or in part, prior to February 15, 2016, except upon the occurrence of certain specified events, subject to the receipt of any required regulatory approvals. On or after February 15, 2016, subject to the receipt of any required regulatory approvals, Ally may redeem the Series 2 Debentures at any time or from time to time.

Upon the occurrence of certain specified events of default with respect to the Series 2 Debentures, the trustee for the Series 2 Debentures or the holders of 25% or more of the principal amount of the Series 2 Debentures (or, under certain circumstances, the holders of 25% of the Series 2 Trust Preferred Securities) will have the right to declare the principal amount of the Series 2 Debentures, and any accrued interest, immediately due and payable.

The Series 2 Debentures are generally non-voting, with the exception of voting rights in connection with certain changes to the Series 2 Debentures or the Amended and Restated Indenture, or with respect to certain actions to be taken upon the occurrence of certain defaults with respect to the Series 2 Debentures. The Series 2 Debentures are unsecured and rank equally in right of payment with all of Ally’s other existing and future junior subordinated indebtedness, junior in right of payment to all of Ally’s existing and future senior or subordinated indebtedness. During any period in which any Series 2 Debentures remain outstanding, but in which accrued and unpaid interest on the Series 2 Debentures has not been fully paid, none of Ally or its subsidiaries will (i) declare or pay dividends on, make any distributions with respect to, or redeem, purchase, acquire or otherwise make a liquidation payment with respect to, any of Ally’s capital stock or make any guarantee payment with respect thereto; or (ii) make any payments of principal, interest, or premium on, or repay, repurchase or redeem, any debt securities or guarantees that rank on a parity with or junior in interest to the Series 2 Debentures, with certain specified exceptions in each case.

Guarantee for Series 2

Pursuant to the Series 2 Guarantee, Ally guarantees the following payment obligations: (i) any accrued and unpaid distributions required to be paid to the Series 2 Trust Preferred Securities, to the extent that Series 2 has funds that are legally and immediately available to pay distributions on the Series 2 Trust Preferred Securities; (ii) any redemption price required to be paid to the holders of the Series 2 Trust Preferred Securities, to the extent that Series 2 has funds that are legally and immediately available to pay such redemption price; and (iii) upon a termination, winding-up or liquidation of Series 2 if the Series 2 Debentures are not distributed to holders of the Series 2 Trust Preferred Securities in exchange for such Series 2 Trust Preferred Securities, the lesser of the liquidation distribution for the Series 2 Trust Preferred Securities and the value of assets of Series 2 remaining available for distribution to holders of the Series 2 Trust Preferred Securities after the satisfaction of certain liabilities to creditors of Series 2, as required by law. Ally’s guarantee for the Series 2 Trust Preferred Securities does not apply to any payment of distributions with respect to the Series 2 Trust Preferred Securities unless and until Series 2 has sufficient funds for the payment of such distributions.

The Series 2 Guarantee is an unsecured obligation of Ally, and will have the same ranking with respect to Ally’s other indebtedness as the Series 2 Debentures.

Underwriting Agreement

On March 1, 2011, Treasury notified Ally of its intent to distribute Series 2 Trust Preferred Securities by means of an underwritten offering and Ally accepted this notice. In connection with the amendments described above, Ally paid Treasury a $28,170,000 one-time, non-refundable distribution fee (the “distribution fee”), which was calculated to equal all discounts, underwriting commissions, transfer taxes and transaction fees applicable to the sale of Series 2 Trust Preferred Securities.

On March 2, 2011, Ally entered into an Underwriting Agreement (the “Underwriting Agreement”) with Series 2, Treasury and Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. Incorporated, as representatives of the Underwriters named therein (the “Underwriters”), pursuant to which Treasury agreed to sell to the Underwriters 106,680,000 of the Series 2 Trust Preferred Securities.

The offering is expected to close on March 7, 2011, subject to customary closing conditions. Ally will not receive any proceeds from the offering of the Series 2 Trust Preferred Securities.

The offering is being made pursuant to a prospectus supplement and the accompanying prospectus filed with the Securities and Exchange Commission pursuant to Ally’s Post-Effective Amendment No. 1 to its previously filed automatic shelf registration statement on Form S-3ASR (Registration Nos. 333-165608 and 333-165608-01).

The foregoing descriptions of the Second Amended and Restated Declaration, the Amended Indenture, the Series 2 Trust Preferred Securities, the Series 2 Debentures, the Series 2 Guarantee, the Series 2 Trust Preferred Securities Guarantee Agreement, the Underwriting Agreement and other documents relating to the offering do not purport to be complete and are qualified in their entirety by reference to the full text of these documents and securities, forms or copies of which are incorporated by reference or are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.03	Material Modifications to Rights of Security Holders.

The information set forth under “Item 1.01 Entry Into a Material Definitive Agreement” is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Prior to paying the distribution fee and entering into the amendments and the Underwriting Agreement described above, Ally submitted proposals for such actions and the related transactions with Treasury, which is an affiliate of Ally, to its stockholders. The distribution fee, the amendments, the related transactions with Treasury in connection therewith and the secondary underwritten offering were approved by a majority thereof, including at least two common holders.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibits

1.1	Underwriting Agreement, dated as of March 2, 2011, among Ally Financial Inc., GMAC Capital Trust I with respect to Series 2, the United States Department of the Treasury and Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. Incorporated, as representatives of the several Underwriters named therein.

4.1	Second Amended and Restated Declaration of Trust by and between the trustees of each series of GMAC Capital Trust I, Ally Financial Inc., as Sponsor, and by the holders, from time to time, of undivided beneficial interests in the relevant series of GMAC Capital Trust I, dated as of March 1, 2011.

4.2	Amended and Restated Indenture between Ally Financial Inc. and The Bank of New York Mellon, dated as of March 1, 2011.

4.3	Series 2 Trust Preferred Securities Guarantee Agreement between Ally Financial Inc. and The Bank of New York Mellon, dated as of March 1, 2011.

4.4	Form of 8.125% Series 2 Fixed Rate/Floating Rate Trust Preferred Securities of GMAC Capital Trust I (included in Exhibit 4.1).

4.5	Form of 8.125% Fixed Rate/Floating Rate Junior Subordinated Deferrable Interest Debentures due February 15, 2040 (included in Exhibit 4.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ally Financial Inc. (Registrant)

Date: March 4, 2011	By:	/s/ David J. DeBrunner
		Name:	David J. DeBrunner
		Title:	Vice President, Chief Accounting Officer and Controller